Targeting the Lymph Nodes to AMP-lify Immunotherapy September 2023 1

Disclaimers 2 Forward-Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding our planned clinical programs, including planned clinical trials and the potential of our product candidates, the unmet need and potential addressable market for our product candidates, the potential clinical utility, potential benefits and market acceptance of our product candidates, the potential advantages of our product candidates over those of existing therapeutics and/or those of our competitors, the expected receipt of clinical data, the timing of initiation of our planned clinical trials, and the advancement of and funding for our developmental programs generally. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; our expected use of proceeds; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company, including in collaboration with other parties; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the U.S. Food and Drug Administration or other regulatory agencies; our dependence on intellectual property; competition in the industry in which we operate; delays or disruptions due to COVID-19 or geo-political issues, including the conflict in Ukraine; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Prospective investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission (SEC) available at www.sec.gov, including without limitation the Company's Current Report on Form 8-K filed on June 2, 2023, and the Company's other filings from time to time with the SEC.

Company Highlights NOVEL APPROACH TO IMMUNOTHERAPY • Amphiphile or “AMP” platform traffics payloads to lymph nodes to generate robust immune responses ELI-002: A UNIQUE LYMPH NODE TARGETED mKRAS VACCINE • Designed to target 7 KRAS mutations that drive ~25% of solid tumors • Initial focus is PDAC where ELI-002 could address 88% of incident tumors PROMISING INITIAL PHASE 1a CLINICAL DATA • 87% of patients showed T cell responses with an average 56x increase in T cell numbers • 77% of patients showed a decline in tumor biomarker including 27% of patients having complete clearance of ctDNA • Patients achieving large T cell response have an 86% decrease in risk of progression or death ANTICIPATED NEAR TERM CATALYSTS • Ongoing: Two Phase 1 trials with additional data available through 2024-2025 • Initiation of Phase 2 PDAC monotherapy 1Q 2024 3 Clinical-stage biotech pioneering novel lymph node targeted cancer immunotherapies KRAS: Kirsten Rat Sarcoma | PDAC: Pancreatic Ductal Adenocarcinoma | RP2D: Recommended Phase 2 Dose

Pipeline

Innovative pipeline of cancer immunotherapies addressing critical unmet needs

CANDIDATE	TARGET	INDICATIONS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
ELI-002 *	mKRAS	PDAC, CRC, NSCLC			PDAC	
ELI-007	mBRAF	GI tumors				
ELI-008	mTP53	GI tumors				

Ongoing | Planned

* Ph1/2 combination study with CPI in planning stages

CRC: colorectal carcinoma | NSCLC: non-small cell lung carcinoma| CPI: Checkpoint inhibitor | mBRAF: mutant homolog B of the Rapidly Accelerated Fibrosarcoma | mTP53: mutant tumor protein p53

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5 Elicio: Amplifying Immunotherapy

The AMP Platform • Most immune cells are located in lymph nodes, yet these critical sites are not engaged by conventional immunotherapies • AMP promotes targeted delivery of payloads to the lymph nodes via “albumin hitchhiking” • AMP harnesses the unique biology of the lymph nodes to enhance the magnitude, potency, and durability of immune responses 6 Harnessing the untapped potential of the lymph nodes for immunotherapy Blood Lymph Small Molecules Large Molecules (e.g. Albumin) Blood Vessel Lymph Vessel Lymph Nodes Blood Circulation Tissue Injection Site

Mechanism of Action

AMP immunotherapy generates an anti-tumor immune response via the lymph nodes


Tissue Injection Site
Lymph Node
Tumor
Amphiphiles
Endogenous Albumin
Albumin-bound Amphiphiles
Albumin-bound Amphiphiles
Antigen Presenting Cell
T Cell
1 Subcutaneous injection
2 Albumin binding
3 Lymph node targeting
4 Delivery to immune cells
5 Tumor Eradication

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10 15 20 25 30 35 0 20 40 60 80 100 Days Tu m or S ize (m m 2 ) 0 20 40 60 80 100 % T um or S pe ci fic a m on g CD 8+ T C el ls CD8+ T Cell Response AMP Anti-Tumor Activity 8 Several studies demonstrate amplifying T cells in lymph nodes enhances cancer immunotherapy CR: 8/10 CR: 2/10 CR: 0/10 Tumor Size Survival In mice, AMP leads to greatly increased T cell response Leading to greater and more durable tumor reduction With tumor eradication in 80% of AMP-treated animals Source: Elicio data on file. Study used HPV-driven tumors and HPV E7 protein antigen to validate anti-cancer immunotherapeutic potential of AMP platform Antigen + AMP-CpGAntigen + Soluble CpGMock 0 20 40 60 0 20 40 60 80 100 Days % S ur vi va l Mock SOL AMP

The mKRAS Opportunity

ELI-002 targets the 7 most common KRAS mutations driving 25% of solid tumors

Pancreatic Ductal Adenocarcinoma

ELI-002 addressable
Incidence: ~128k



88%
No KRAS mutation
Other KRAS mutations

Colorectal Cancer

ELI-002 addressable
Incidence: ~192k



36%
Other KRAS mutations
No KRAS mutation

Non-Small Cell Lung Cancer

ELI-002 addressable
Incidence: ~128k



25%
No KRAS mutation
Other KRAS mutations

Other mKRAS Opportunities



17%

Biliary Tract Cancer
Total incidence: ~40k



3-11%

Ovarian Cancer
Total incidence: ~62k

Incidence for the 7 Major Markets (MM): US, France, Germany, Italy, Spain, UK, and Japan
Sources for tumor incidence obtained from GLOBOCAN (2020). PDAC: 90% of pancreatic cancers (O'Reilly, 2021), NSCLC 84.3% of lung cancers (SEER, 2021), BTC: 15% of liver cancers + gallbladder
Sources for KRAS mutation data: Waters & Der, 2018; Ji Luo, 2021, Meng 2021; Hofmann 2022, AACR Project GENIE Registry; Froesch et al, 2022, Gordon et al, 2023

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mKRAS Differentiation

Early mKRAS-targeting efforts in the clinic, while promising, leave significant white space

Small Molecules Directly Inhibiting Mutant KRAS

- FDA approvals for LUMAKRAS® & KRAZATI® validate target

BUT

- Only affects one mutation (G12C), subject to multiple resistance mechanisms

Small Molecules Indirectly Inhibiting Mutant KRAS

- May affect more than one mutation

BUT

- Unlikely to affect all mutations, still subject to bypass resistance mechanisms

Vaccines Targeting Mutant KRAS

- Validates immune-targeting, and affects multiple mutations

BUT

- Poor lymph node targeting and weaker T-cell activation

Lymph Node Targeted Vaccine vs Mutant KRAS

elicio

- 7 key mutations
- Reduced risk of resistance mechanisms
- Potent activation of immune mechanisms
- Expansion/activation of T cell response
- Promotion of anti-tumor T cell function

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ELI-002 Composition

Lymph node targeted therapeutic vaccine comprised of AMP-peptides and AMP-CpG



ELI-002
AMP-mKRAS
Peptide Antigen
• 2 or 7 AMP-peptides
• CD8 and CD4 epitopes
G12X
G13X
D R V C S A
D
Albumin Binding Lipid for Lymph Node Targeting
PEG Linker
mKRAS Peptide
AMP-CpG
Adjuvant
• Potent TLR-9 immune activator
Albumin Binding Lipid for Lymph Node Targeting
CpG DNA: TLR-9 Agonist

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Preclinical Validation of ELI-002 12 ELI-002 enhances in vivo measures of immune responses across a range of KRAS mutations Robust activity against 7 most common KRAS mutations Spleen T Cell Response Stimulation G12D G12V G12S G12A G12C G12R G13D Vehicle Adjuvant Only ELI-002 -20 0 20 40 60 80 % S pe ci fic K ill in g In V iv o Spleen T Cell Target Killing: G12D Mock SOL AMP Increased T cell activation | Enhanced cytokine production | Enhanced T cell proliferation | Improved cytotoxic function

13 ELI-002: Lymph node targeted mKRAS immunotherapy

ELI-002 At-a-Glance 14 mKRAS immunotherapy eliciting strong T cell activity leveraging the AMP platform’s lymph node targeting design 2 PEPTIDE (2P) AND 7 PEPTIDE (7P) FORMULATIONS • 2P used in Phase 1 AMPLIFY-201 for clinical proof-of-concept while 7P CMC finalized • Program now switches to full 7P formulation, to maximize efficacy and opportunity “AMPLIFY” CLINICAL PROGRAM UNDERWAY • Phase 1 AMPLIFY-201 fully enrolled with positive tumor and mechanism of action (T cell) biomarker responses correlating with clinical outcome reported • Phase 1/2 AMPLIFY-7P enrollment underway, randomized Phase 2 in PDAC expected to start in 2024 DISTINCT CLINICAL AND OPERATIONAL ADVANTAGES • Vs comparable vaccines including targeting driver mutations and “off-the-shelf” 2P contains: G12D, G12R, 7P contains: G12D, G12R, G12V, G12C, G12S, G12A, G13D

AMPLIFY-201 Study Overview

Phase 1 dose-ranging study to assess safety and efficacy of ELI-002 2P as adjuvant treatment in patients who completed standard therapy and have molecular disease

CLINICAL PROGRAM OVERVIEW: NCT04853017

Key Criteria

- ✓ mKRAS G12D / R – aligned to 2 peptide formulation
- ✓ No metastatic disease after locoregional treatment
- ✓ No radiographic evidence of disease (NED)
- ✓ High risk of relapse (MRD+ ctDNA/serum biomarkers)

Baseline Characteristics

25 patients enrolled across 5 dose cohorts,
23 evaluable at database cutoff (4/25/2023)

- **Advanced:** 68% had stage III or oligometastatic resected stage IV disease
- **Pre-treated:** All received prior chemo and surgery, 28% had prior radiation

Local Therapy
(e.g., Surgery, Chemo)

↓ 1-2 months

Prime
(6 doses over 8 weeks)

↓ 3-month

Boost
(4 doses over 4 weeks)

↓ 2 months

20-Months Follow-up

Basket Trial Enrollment

Indication	n
Pancreatic Ductal Adenocarcinoma (PDAC)	n=20
Colorectal Cancer (CRC)	n=5

Endpoints

- **Safety**
- **Maximum Tolerated Dose (MTD) or RP2D**
- ctDNA/serum biomarker change from baseline
- Immunological Responses
- Relapse Free Survival (RFS)

Elicio Non-Confidential

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P P P P P P P C P P P P P C P P C P C P C PTumor Type D D D D D D D D R D D D D D R R D D D R D DmKRAS Biomarker -100 -75 -50 -25 0 25 50 75 100 28 0 90 38 22 -2 8 -3 0 -4 1 -4 4 -4 7 -7 4 -1 00 -1 00 -1 00 -1 00 -1 00 -1 00 Be st O ve ra ll Bi om ar ke r R es po ns e (% o f Ba se lin e) -9 -1 1-20 -1 8 -2 AMPLIFY-201 Biomarker Responses 16 Robust responses observed across tumor types and KRAS mutations with ELI-002 monotherapy • 27% of patients (6/22) showed complete clearance of ctDNA • Most patients (77%, 17/22) showed decline from baseline in ctDNA or CEA/CA19-9 levels • 45% (10/22) showed a >40% reduction in biomarker levels • Waterfall displays best response of ctDNA or serum tumor biomarker AMPLIFY-201 Waterfall Plot: Biomarker Reduction/Clearance One patient was not evaluable for biomarker response at database cutoff * Patients biopsied, both exhibited T cell infiltration and continued study treatment Data cutoff 25-Apr-23 Cohort 1: 0.1 mg Cohort 2: 0.5 mg Cohort 3: 2.5 mg Cohort 4: 5.0 mg Cohort 5: 10.0 mg D G12D R G12RP PDAC C CRC ctDNA CEA/CA19-9 **

Baseline Max response 0 5 10 20 30 40 50 450 Fo ld c ha ng e fr om b as el in e 2 AMPLIFY-201 T Cell Responses 17 Vast majority of patients showed robust T cell response across dose cohorts Direct Ex Vivo Immune Response AMP-CpG Dose Level ex vivo T cell response (n, %) Average fold-change 0.1 mg 2/3 (67%) 30 0.5 mg 5/6 (83%) 82 2.5 mg 4/5 (80%) 113 5.0 mg 5/5 (100%) 19 10.0 mg 4/4 (100%) 26 Total 20/23 (87%) 56 Response per Dose Level • 87% of patients showed T cell responses • 100% in two highest dose cohorts, including at the RP2D (10 mg) • 56x average fold-change in T cell numbers from baseline (median 13x; range 2-423x) • T cells detectable by standard direct ex vivo FluoroSpot and flow cytometry, with no expansion required AMPLIFY-201 T Cell Fold-Changes by Dose Level Responses shown are best overall responses vs baseline for each patient at any timepoint during the assessment period. Data cutoff 25-Apr-23 Median = 13x

≥Median <Median -100 0 100 200 300 T Cell Response (Fold change from baseline) Be st O ve ra ll Bi om ar ke r R es po ns e (% o f Ba se lin e) ✱✱P = 0.0017 AMPLIFY-201 T Cell Fold-Change Predicts Tumor Biomarker Response 18 All patients with T cell responses over median showed tumor biomarker response ≥ edian < Median • Strength of T cell response to ELI-002 is strongly correlated to tumor biomarker response • 100% of the above median T cell group respond to ELI- 002; in the below median group 50% respond to ELI-002 • All (100%) of the observed tumor biomarker clearances (6/6) are in the above median T cell group • Statistically significant, p-value per Mann Whitney Test (P < 0.0017) Best Overall Biomarker Response Clearance Reduction Non-Responder

0 3 6 9 12 15 18 0 25 50 75 100 Months Re la ps e- fr ee S ur vi va l ( % ) At risk ≥ Median 12 8 4 1 0 0 0 < Median 10 5 1 1 1 1 0 ≥ Median T Cell Response (n = 12) < Median T Cell Response (n = 10) P = 0.0134 HR: 0.1376 (0.03106 – 0.6096) Median RFS: not reached Median RFS: 3.91 months AMPLIFY-201: Median Relapse-Free Survival of Above Median T Cell Responders was Significantly Prolonged 86% reduction in the risk of progression or death in above median T cell responders • At a median follow up of 7.6 months, median RFS was not reached for above median T cell responders1 compared to 3.91 months among below median T cell responders (HR 0.14, 95% CI 0.031-0.61, P=0.0134) • 86% Reduction in Risk of Progression or Death in T cell responders to ELI-002 • Median overall survival was not reached for either group 1 Above median T cell responder: T cell response ≥ median increase of 13x (database cutoff 25-Apr-23) 19

ctDNA CA19-9 / CEA D G12D R G12R P PDAC C CRC Co ho rt T Cells ≥ Median < Median CD4 CD8 x no ICS Biomarker Non-responder Biomarker Reduction Biomarker Clearance Prime Immunization Complete Boost Immunization Complete Subsequent Therapy iCPD RFS Censor Date + Death On Treatment Ongoing Follow-up 0 8 16 24 32 40 48 56 64 72 80 002-001-111-013 002-001-102-003 002-001-109-002 002-001-101-003 002-001-102-026 002-001-102-027 002-001-106-016 002-001-111-014 002-001-102-013 002-001-113-001 002-001-113-004 002-001-111-018 002-001-102-025 002-001-102-024 002-001-102-022 002-001-110-009 002-001-102-023 002-001-111-017 002-001-106-010 002-001-106-009 002-001-102-018 002-001-106-002 Weeks on Study 326496128160 4 2 7 3 14 1 5 10 17 13 9 21 22 8 6 12 15 11 19 20 18 16 Weeks After Surgery x x x C P P C P P P P P P C P C P P P P P P C P P D D R D D R D D R D D D D D D D D R D D D D 1 2 3 2 4 4 4 3 5 5 4 2 1 2 3 3 4 5 3 2 1 2 AMPLIFY-201 Swimmer’s Plot and ELI-002 Induced T Cells 20 Above median mKRAS-specific T cell response correlates to improved clinical outcome • Strength of T cell response to ELI-002 is correlated to tumor response and duration of ELI- 002 administration • Patients with both CD4 and CD8 T cell responses have favorable clinical outcomes Data cutoff 25-Apr-23

AMPLIFY-201 T Cell Tumor Infiltration

Preliminary clinical evidence shows dense T cell tumor infiltration following ELI-002 therapy

- **72 T cells/hpf at time of progression, 29x the expected 2-3 T cells/hpf in PDAC [1]**
- T cell tumor infiltration was associated with complete ctDNA clearance in this patient
- T cell tumor infiltration has been associated with increased survival in pancreatic cancer [2]



Tumor Biopsy CD3 Immunohistochemistry: T Cell Receptor (brown)
Pancreatic tumor, 2.5 mg dose level

Hpf: High-powered field

[1] Ademmer 1988 Clin Exp Immunol 112:21
[2] Ino, Y., Yamazaki-Itoh, R., Shimada, K. *et al.* Immune cell infiltration as an indicator of the immune microenvironment of pancreatic cancer. *Br J Cancer* 108, 914–923 (2013). https://doi.org/10.1038/bjc.2013.32

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AMPLIFY-201 Safety & Tolerability

ELI-002 was well tolerated at all dose levels, with no DLTs or SAEs

- **No Grade 3/4 TEAEs, no CRS, no DLTs at time of data cutoff (April 25, 2023)**
- 11/25 (44%) had Grade 1 or 2 AEs
- 3/25 (12%) had injection site reactions
- 10 mg dose selected as RP2D for Phase 1/2 AMPLIFY-7P study

	Cohort 1 (0.1 mg) n=3	Cohort 2 (0.5 mg) n=6	Cohort 3 (2.5 mg) n=5	Cohort 4 (5.0 mg) n=5	Cohort 5 (10.0 mg) n=6	Overall n=25
Adverse Event Term						
Patients with Any Related TEAE, n (%)	1 (33.3)	3 (50.0)	2 (40.0)	3 (60.0)	2 (33.3)	11 (44.0)
Injection site reaction	0	1 (16.7)	1 (20.0)	1 (20.0)	0	3 (12.0)
Fatigue	0	1 (16.7)	2 (40.0)	0	1 (16.7)	4 (16.0)
Headache	1 (33.3)	1 (16.7)	0	0	1 (16.7)	4 (16.0)
Asthma	0	0	0	0	1 (16.7)	1 (4.0)
Dyspnea	0	0	0	0	1 (16.7)	1 (4.0)
Nausea	1 (33.3)	0	0	1 (20.0)	0	2 (8.0)
Diarrhea	0	0	0	0	1 (16.7)	1 (4.0)
Anemia	1 (33.3)	0	0	0	0	1 (4.0)
Contusion	1 (33.3)	0	0	0	0	1 (4.0)
Dry skin	0	1 (16.7)	0	0	0	1 (4.0)
Herpes simplex reactivation	0	1 (16.7)	0	0	0	1 (4.0)
Hot flush	0	1 (16.7)	0	0	1 (16.7)	2 (8.0)
Myalgia	0	0	0	1 (20.0)	0	1 (4.0)
Nasal congestion	0	1 (16.7)	0	1 (20.0)	0	2 (8.0)
Lymphadenopathy	0	0	0	0	1 (16.7)	1 (4.0)
Pruritus	0	0	0	1 (20.0)	0	1 (4.0)

TEAE: Treatment Emergent Adverse Event | CRS: Cytokine release syndrome | DLT: Dose-limiting toxicity | SAE: Serious adverse event | RP2D: Recommended Phase 2 Dose

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AMPLIFY-201 Results Summary 23 ELI-002 monotherapy generates clinically relevant and robust immune response WELL TOLERATED WITH NO DOSE LIMITING TOXICITY • No Grade 3/4 TEAEs, no CRS, No DLTs; 11/25 (44%) had Grade 1 or 2 AEs PROMISING PRELIMINARY DATA • Significant reduction in risk of progression or death with large T cell response • ctDNA and serum tumor biomarker reductions and clearance across different tumor types and KRAS mutations • T cell response strongly correlates with tumor biomarker reduction/clearance and relapse free survival benefit ROBUST mKRAS-SPECIFIC T CELL RESPONSES • T cell response and tumor infiltration observed in AMPLIFY-201 historically associated with survival in PDAC RP2D SELECTED • AMPLIFY-7P IDMC has recommended the phase 2 dose of ELI-002 7P • Randomized PDAC Phase 2 next portion of study to open (Q1 2024) TEAEs: Treatment Emergent Adverse Events | CRS: Cytokine Release Syndrome | DLTs: Dose Limiting Toxicity | AE: Adverse Events | KRAS: Kirsten Rat Sarcoma | PDAC: Pancreatic Ductal Adenocarcinoma

ELI-002 Differentiation*

Distinct clinical and operational advantages over comparable cancer vaccines

Category	Company	Product	Anti-Tumor Immune Responses	Clinical Programs In Early Disease	Lymph Node Engagement	Exclusively Targeting KRAS Mutations	"Off-the-Shelf"
Shared KRAS Neoantigen Vaccines	elicio THERAPEUTICS	ELI-002	✓	✓	✓	7	✓
Shared KRAS Neoantigen Vaccines	gritstone	SLATE-KRAS	✓	-	-	4	✓
Personalized Neoantigen Vaccines	gritstone	GRANITE	✓	-	-	-**	-
Personalized Neoantigen Vaccines	BIONTECH	Autogene-cevumeran	✓	✓	-	-**	-
Personalized Neoantigen Vaccines	moderna	mRNA-4157	✓	✓	-	-**	-
			Immunogenicity against tumor neoantigens	Activates immune system while still strong	Enhanced immune responses, no spleen requirement	Broadest coverage vs driver mutations, limits resistance	Fast, predictable, lower cost, no manufacturing risk ***

SLATE-KRAS: Shared neoantigen vaccine vs KRAS
GRANITE: Individualized neoantigen vaccine

* Based on publicly available information
** Personalized neoantigen vaccines encode for multiple neoantigens which may or may not include KRAS neoantigens, but do not exclusively target KRAS driver mutations
*** No risk associated with 'just-in-time' manufacturing that impacts availability; Product candidates not evaluated in a head-to-head study, comparisons based on public information
KRAS mutations targeted: Elicio 7P: G12D, G12R, G12V, G12C, G12A, G12S, G13D, SLATE: G12C, G12D, G12V, Q61H

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ELI-002 Anticipated Milestones 25 Milestone Timing AMPLIFY-7P Phase 1a First Patient Enrolled 2023 Apr AMPLIFY-201 Interim Analysis biomarker and safety 2023 Jun AMPLIFY-201 Interim Analysis RFS of T cell responders 2023 Sep AMPLIFY-7P Randomized Phase 2 Initiation (PDAC) 2024 Q1 AMPLIFY-7P Phase 1a data 2024 1H AMPLIFY-201 Clinical outcomes 2024 1H